UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2018

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street,
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events

Exhibits are filed herewith in connection with the issuance by American Express Company (the “Company”), on November 6, 2018, of $1,250,000,000 aggregate principal amount of 3.700% Notes due November 5, 2021, $1,000,000,000 aggregate principal amount of Floating Rate Notes due November 5, 2021 and $750,000,000 aggregate principal amount of 4.200% Notes due November 6, 2025 pursuant to a Prospectus Supplement dated November 1, 2018 to the Prospectus dated March 12, 2018, filed as part of the Company’s Registration Statement on Form S-3 (No. 333-223581).

In addition, this Current Report on Form 8-K is being filed to correct a typographical error appearing on page S-18 of the Prospectus Supplement filed by the Company on November 2, 2018. The table set forth on page S-18 is hereby updated as follows:

Name	Principal Amount of 2021 Fixed Rate Notes	Principal Amount of 2025 Fixed Rate Notes	Principal Amount of Floating Rate Notes
Deutsche Bank Securities Inc.	$212,500,000	$127,500,000	$170,000,000
HSBC Securities (USA) Inc.	$212,500,000	$127,500,000	$170,000,000
RBC Capital Markets, LLC	$212,500,000	$127,500,000	$170,000,000
Wells Fargo Securities, LLC	$212,500,000	$127,500,000	$170,000,000
Barclays Capital Inc.	$150,000,000	$90,000,000	$120,000,000
Lloyds Securities Inc.	$47,500,000	$28,500,000	$38,000,000
MUFG Securities Americas Inc.	$47,500,000	$28,500,000	$38,000,000
NatWest Markets Securities Inc.	$47,500,000	$28,500,000	$38,000,000
Standard Chartered Bank	$47,500,000	$28,500,000	$38,000,000
TD Securities (USA) LLC	$47,500,000	$28,500,000	$38,000,000
Samuel A. Ramirez & Company, Inc.	$6,250,000	$3,750,000	$5,000,000
RedTail Capital Markets, LLC	$6,250,000	$3,750,000	$5,000,000
Total	$1,250,000,000	$750,000,000	$1,000,000,000

Item 9.01              Financial Statements and Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

(d)           Exhibits

5	Opinion and Consent of David S. Carroll, Esq.

23	Consent of Counsel (included in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By:	/s/ Douglas C. Turnbull
Name: Douglas C. Turnbull
Title: Assistant Secretary

Date:  November 6, 2018